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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-192092) of Essent Group Ltd. of our report dated March 7, 2014 relating to the financial statements and financial statement schedules which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania March 7, 2014

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM